UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2011

UNITED-GUARDIAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10526	11-1719724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

230 Marcus Boulevard, Hauppauge, New York 11788
(Address of principal executive offices, including zip code)

(631) 273-0900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)           The annual meeting of the stockholders of United-Guardian, Inc. was held on May 11, 2011.

(b)           The matters considered and voted on by the stockholders at the annual meeting and the vote of the stockholders were as follows:

1.             The following individuals were elected as directors, each for a one-year term, by the following vote:

Name	Shares Voted For	Votes Withheld
Kenneth H. Globus	2,268,780	258,914
Robert S. Rubinger	2,267,880	259,814
Arthur M. Dresner	2,513,971	13,723
Lawrence F. Maietta	2,282,619	245,075
Andrew A. Boccone	2,513,914	13,780
Christopher W. Nolan, Sr.	2,513,914	13,780
Henry P. Globus	2,263,105	264,589

There were 2,916,085 broker non-votes in the election of directors.

2.           The appointment of Holtz Rubenstein Reminick LLP as independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified by the stockholders by the following vote:

Shares Voted For	Shares Voted Against	Abstentions
4,047,189	42,902	24,395

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED-GUARDIAN, INC.

Date: May 12, 2011	By:	/s/ Kenneth H. Globus
Kenneth H. Globus
President and Principal Executive Officer